SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  April 24, 2003
                                                         --------------


                         NORTHERN TRUST CORPORATION
                         --------------------------
           (Exact name of registrant as specified in its charter)


            Delaware                  0-5965             36-2723087
            --------                  ------             ----------
   (State or other jurisdiction  (Commission File     (I.R.S. Employer
         of incorporation)            Number)        Identification No.)


             50 South LaSalle Street, Chicago, Illinois     60675
             ------------------------------------------     -----
              (Address of principal executive offices)    (Zip Code)


   Registrant's telephone number, including area code: (312) 630-6000
                                                       --------------







   ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.
             ---------------------------------------

        In a joint news release dated April 24, 2003, Northern Trust Corporation and Hewitt Associates, a global HR outsourcing and consulting firm, announced that they have executed a letter of intent for Hewitt to acquire substantially all of the assets of Northern Trust Retirement Consulting, L.L.C., Northern Trust's retirement consulting and administration business. The proposed sale is subject to execution of a definitive agreement and to customary conditions. The transaction is expected to close on or about June 2, 2003. Hewitt and Northern Trust have also agreed to work together as preferred providers in each firm's core area of expertise.

        A copy of the joint news release is filed as Exhibit 99 to this Current Report and is incorporated herein by reference.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.
             ---------------------------------------------------------

   (c)  Exhibits

   Exhibit
   Number         Description of Exhibit
   -------        ----------------------

   99 Joint News Release dated April 24, 2003 issued by Hewitt Associates and Northern Trust Corporation.























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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 NORTHERN TRUST CORPORATION
                                 --------------------------
                                       (Registrant)


   Date:  April 24, 2003         By:   /s/ Perry R. Pero
                                       ----------------------------------
                                 Name:  Perry R. Pero
                                 Title: Vice Chairman and
                                        Chief Financial Officer































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                                EXHIBIT INDEX

   Exhibit
   Number         Description of Exhibit
   -------        ----------------------

   99             Joint News Release dated April 24, 2003
                  issued by Hewitt Associates and Northern
                  Trust Corporation.











































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